Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE J — Income Taxes

Earnings/(loss) before income taxes consist of the following for the years ended December 31:

($ in thousands)	2011	2010	2009

Domestic	$3,559	$(1,742)	$(35,083)
Non-U.S.	22,778	29,768	14,669

Total	$26,337	$28,026	$(20,414)

Significant components of income tax provision/(benefit) are as follows for the years ended December 31:
($ in thousands)	2011	2010	2009

Current:
Federal	$247	$(367)	$343
State	385	307	218
Non-U.S.	3,572	3,471	7,088

Total Current	4,204	3,411	7,649

Deferred:
Federal	(119)	(266)	3,801
State	(558)	530	570
Non-U.S.	1,843	2,313	1,616

Total Deferred	1,166	2,577	5,987

Total provision for Income Taxes	$5,370	$5,988	$13,636

Significant components of the CTS’ deferred tax assets and liabilities at December 31 are:

($ in thousands)	2011	2010

Postretirement benefits	$2,093	$2,109
Inventory reserves	2,446	1,991
Loss carryforwards	52,588	56,199
Credit carryforwards	13,700	12,680
Nondeductible accruals	6,787	6,545
Research expenditures	23,702	20,245
Prepaid charges	4,431	3,576
Other	6,632	6,974

Gross deferred tax assets	112,379	110,319

Pensions	(1,558)	15,568
Depreciation	9,948	7,529
Unrealized foreign exchange gain	1,625	1,760
Other	993	874

Gross deferred tax liabilities	11,008	25,731

Net deferred tax assets	101,371	84,588
Deferred tax asset valuation allowance	(14,453)	(13,908)

Total net deferred tax assets	$86,918	$70,680

Current deferred tax assets of $14.7 million and $12.1 million are included as current assets in the Company’s consolidated balance sheets at December 31, 2011 and December 31, 2010, respectively. Long-term deferred tax assets of $76.2 million and $60.0 million are included as other assets in the Company’s consolidated balance sheets at December 31, 2011 and December 31, 2010, respectively.

Current deferred tax liability of $0.4 million is included as a component of “Other accrued liabilities” on the Company’s consolidated balance sheets at December 31, 2011. There was no current deferred tax liability at December 31, 2010. Long-term deferred tax liability of $3.6 million and $1.4 million are included as a component of “Other long-term obligations” on CTS’ consolidated balance sheets at December 31, 2011 and December 31, 2010, respectively. The long-term deferred tax assets and long-term deferred tax liabilities were not netted since these items relate to different tax jurisdictions.

At the end of each annual reporting period, the Company makes an assessment of the ultimate realizability of its net deferred tax assets, including deferred tax assets associated with accumulated net operating losses in the various jurisdictions in which it operates. In assessing the ultimate realizability of its net deferred tax assets, the Company considers its past performance, available tax strategies, and expected future taxable income during the tax loss and credit carryforward periods.

Generally, the Company assesses that it is more likely than not its net deferred tax assets will be realized during the available carryforward periods. The Company has determined, however, that a valuation allowance of $14.5 million should be provided for certain deferred tax assets. As of December 31, 2011, the $14.5 million valuation allowance includes $6.9 million for state net operating loss and credit carryforwards, $5.5 million in foreign tax credit carryforwards, and $2.1 million related to foreign net operating losses. The $0.6 million net increase in the valuation allowance was primarily due to adjustments related to the increase in state net operating loss and credit carryforwards.

The following table reconciles taxes at the United States statutory rate to the effective income tax rate for the years ended December 31:

	2011	2010	2009

Taxes at the U.S. statutory rate	35.00%	35.00%	35.00%
State income taxes, net of federal income tax benefit	(0.43)%	1.94%	(2.51)%
Non-U.S. income taxed at rates different than the U.S. statutory rate	(9.22)%	(3.60)%	5.7%
Benefit of scheduled tax credits	(2.05)%	(1.02)%	0.86%
Goodwill impairment	—%	—%	(55.96)%
Cash repatriation	—%	—%	(44.47)%
Non-U.S. adjustments to valuation allowances	(0.48)%	(12.31)%	(8.14)%
Other	(2.43)%	1.36%	2.73%
Effective income tax rate	20.39%	21.37%	(66.79)%

CTS’ overall tax rate reflects tax holidays that CTS’ business operations continue to qualify for in various countries. As a result, certain earnings of CTS are subject to tax at reduced rates for a specified period of time. These tax holidays, unless extended, are scheduled to begin expiring during 2017.

At December 31, 2011, no provision had been made for U.S. federal and state income taxes on approximately $190 million of foreign earnings, which are expected to be permanently reinvested outside of the United States. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to U.S. income taxes (with a possible adjustment for foreign tax credits), state income taxes, and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. tax liability is not practical because of the complexities associated with the related calculation.

No valuation allowance was recorded in 2011 against the U.S. federal net deferred tax assets including the U.S. federal net operating loss carryforward asset of $39 million expiring in 2021 through 2024. The Company assessed the future realization of these deferred tax assets utilizing taxable income projections for years 2012 through 2020. Those projections applied taxable income estimates consistent with historical earnings patterns of its traditional automotive and electronic component product lines and a return to levels of profitability in its communication component product line consistent with management and independent consensus views of the moderate recovery expected in the markets served by CTS. Management believes that, based upon the historical operating performance of its business units and the successful cost reduction efforts, the Company more likely than not, will realize the benefits of its U.S. net deferred tax assets.

CTS recognizes the financial statement benefit of a tax position based on its technical merits only after determining that the position would be sustained upon examination, including resolution of any related appeals or litigation. A tax position that meets the “more likely than not” threshold is then measured to determine the amount of benefit recognized in the financial statements. The Company or one of its subsidiaries files income tax returns in the United States federal, various state, and foreign jurisdictions. The Company’s open tax years are subject to examination from 2006 through 2010 for all U.S. jurisdictions. The open years for the international tax returns range from 2004 through 2010 based on local statutes. U.S. tax authorities also have the ability to review prior tax years to the extent of net operating losses and tax credit carryforwards. Changes may be applied to any open tax years. CTS has approximately $5.3 million of unrecognized tax benefits, which if recognized, would impact the effective tax rate. The Company does not anticipate any significant changes in its unrecognized tax benefits within the next 12 months as a result of examinations or statute lapses. A reconciliation of the beginning and ending unrecognized tax benefits is provided below:

($ in thousands)	2011	2010

Balance at January 1	$4,586	$4,014
Increase related to current year tax positions	88	63
Increase related to prior year tax positions	838	724
Decrease as a result of lapse of statute of limitations	(65)	(184)
Decrease related to settlements with taxing authorities	(168)	(31)
Balance at December 31	$5,279	$4,586

CTS’ continuing practice is to recognize interest and/or penalties related to income tax matters as income tax expense. However, at the time of adoption and at the year ending December 31, 2011, there were no significant amounts accrued for interest and/or penalties related to uncertain income tax positions.